UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-121605-07              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K/A relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-6HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Specialized Loan Servicing, LLC, as Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Servicing Administrator,
Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

    June 27, 2005 Restatement distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Restatement to Certificateholders on June 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-6HE

                        JPMorgan Chase Bank, N.A.

                 By:    /s/  Pei Huang
                        --------------------------------------------
                Name:   Pei Huang
               Title:   Assistant Vice President

                Date:   September 13, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Restatement on
                         June 27, 2005

Exhibit 99.1
Monthly Certificateholder Statement on June 27, 2005

         Terwin Mortgage Asset-Backed Certificates Series 2005-6HE
                        Statement To Certificateholders
                                 June 27, 2005
                                    RESTATED


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                  Ending
                Face         Principal                                                          Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total            Losses     Interest     Balance
------------------------------------------------------------------------------------------------------------------------------------
A1A       191,902,000.00  182,429,561.80  8,985,703.64      541,734.91    9,527,438.55           0.00       0.00      173,443,858.16
A1B        53,350,000.00   53,350,000.00          0.00      164,782.44      164,782.44           0.00       0.00       53,350,000.00
A1C        35,798,000.00   35,798,000.00          0.00      113,850.47      113,850.47           0.00       0.00       35,798,000.00
M1         12,075,000.00   12,075,000.00          0.00       39,509.54       39,509.54           0.00       0.00       12,075,000.00
M2         10,675,000.00   10,675,000.00          0.00       35,124.40       35,124.40           0.00       0.00       10,675,000.00
M3          6,475,000.00    6,475,000.00          0.00       21,601.69       21,601.69           0.00       0.00        6,475,000.00
M4          6,125,000.00    6,125,000.00          0.00       21,276.09       21,276.09           0.00       0.00        6,125,000.00
M5          5,250,000.00    5,250,000.00          0.00       18,477.24       18,477.24           0.00       0.00        5,250,000.00
M6          5,250,000.00    5,250,000.00          0.00       18,717.83       18,717.83           0.00       0.00        5,250,000.00
B1          4,550,000.00    4,550,000.00          0.00       17,890.20       17,890.20           0.00       0.00        4,550,000.00
B2          3,500,000.00    3,500,000.00          0.00       14,082.48       14,082.48           0.00       0.00        3,500,000.00
B3          2,975,000.00    2,975,000.00          0.00       14,151.45       14,151.45           0.00       0.00        2,975,000.00
B4          5,775,000.00    5,775,000.00          0.00       32,234.12       32,234.12           0.00       0.00        5,775,000.00
B5          2,450,000.00    2,450,000.00          0.00       14,797.94       14,797.94           0.00       0.00        2,450,000.00
B6          2,120,000.00    2,120,000.00          0.00       12,804.75       12,804.75           0.00       0.00        2,120,000.00
TOTALS    348,270,000.00  338,797,561.80  8,985,703.64    1,081,035.55   10,066,739.19           0.00       0.00      329,811,858.16

S         281,050,000.00  271,577,561.80          0.00            0.00            0.00           0.00       0.00      262,591,858.16
ES                  0.00            0.00          0.00       60,257.77       60,257.77           0.00       0.00                0.00
X                   0.00            0.00          0.00      981,767.08      981,767.08           0.00       0.00                0.00
R                   0.00            0.00          0.00            0.00            0.00           0.00       0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A      881561QV9        950.63918979   46.82443977    2.82297688      49.64741665     903.81475003         A1A       3.240000 %
A1B      881561QW7      1,000.00000000    0.00000000    3.08870553       3.08870553   1,000.00000000         A1B       3.370000 %
A1C      881561QX5      1,000.00000000    0.00000000    3.18035840       3.18035840   1,000.00000000         A1C       3.470000 %
M1       881561QZ0      1,000.00000000    0.00000000    3.27201159       3.27201159   1,000.00000000         M1        3.570000 %
M2       881561RA4      1,000.00000000    0.00000000    3.29034192       3.29034192   1,000.00000000         M2        3.590000 %
M3       881561RB2      1,000.00000000    0.00000000    3.33616834       3.33616834   1,000.00000000         M3        3.640000 %
M4       881561RC0      1,000.00000000    0.00000000    3.47364735       3.47364735   1,000.00000000         M4        3.790000 %
M5       881561RD8      1,000.00000000    0.00000000    3.51947429       3.51947429   1,000.00000000         M5        3.840000 %
M6       881561RE6      1,000.00000000    0.00000000    3.56530095       3.56530095   1,000.00000000         M6        3.890000 %
B1       881561RF3      1,000.00000000    0.00000000    3.93191209       3.93191209   1,000.00000000         B1        4.290000 %
B2       881561RG1      1,000.00000000    0.00000000    4.02356571       4.02356571   1,000.00000000         B2        4.390000 %
B3       881561RH9      1,000.00000000    0.00000000    4.75678992       4.75678992   1,000.00000000         B3        5.190000 %
B4       881561TH7      1,000.00000000    0.00000000    5.58166580       5.58166580   1,000.00000000         B4        6.090000 %
B5       881561TJ3      1,000.00000000    0.00000000    6.03997551       6.03997551   1,000.00000000         B5        6.265968 %
B6       881561TK0      1,000.00000000    0.00000000    6.03997642       6.03997642   1,000.00000000         B6        6.265968 %
TOTALS                    972.80145232   25.80096948    3.10401571      28.90498518     947.00048284

S        881561QY3        966.29625262    0.00000000    0.00000000       0.00000000     934.32434855         S         0.000000 %
-----------------------------------------------------------------------------------------------------    --------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

            Principal Remittance Amount                                                                            8,985,703.64
            Scheduled Principal Payments                                                                             124,129.86

            Principal Prepayments                                                                                  8,861,573.78
                                  Curtailments (Current)                                                               9,084.87
                                  Curtailments (Cumulative)                                                              327.72

            Repurchase Principal (Current)
                                  Balance of Mortgage Loans Repurchased                                                    0.00
                                  Number of Mortgage Loans Repurchased                                                     0.00

            Repurchase Principal (Cumulative)
                                  Balance of Mortgage Loans Repurchased                                                    0.00
                                  Number of Mortgage Loans Repurchased                                                     0.00

            Substitution Amounts                                                                                           0.00

            Net Liquidation Proceeds                                                                                       0.00

            Insurance Proceeds                                                                                             0.00

            Other Principal                                                                                                0.00

            Gross Interest                                                                                         1,778,118.99

            Prepayment Premiums (Current)
                                  Number of Loans with Respect to which Prepayment Premiums were Collected                15.00
                                  Balance of Loans with Respect to which Prepayment Premiums were Collected        3,629,998.44
                                  Amount of Prepayment Premiums Collected                                            117,190.57

            Prepayment Premiums (Cumulative)
                                  Number of Loans with Respect to which Prepayment Premiums were Collected                37.00
                                  Balance of Loans with Respect to which Prepayment Premiums were Collected        7,741,427.14
                                  Amount of Prepayment Premiums Collected                                            214,814.92

Servicing Related Reporting Items

                                        Recoveries from Prior Loss Determinations (Current)                               0.00
                                        Recoveries from Prior Loss Determinations (Cumulative)                            0.00

                                        Reimbursement of Non-Recoverable Advances Previously Made (Current)               0.00
                                        Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)            0.00

                                        Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)            0.00
                                        Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)         0.00

                                        Servicing Fees                                                               60,257.78
                                        Securites Administration Fee                                                  1,205.16
                                        Credit Risk Manager Fees                                                      3,615.47

                                        Current Monthly Advances                                                           N/A
                                        Total Outstanding Advances                                                         N/A

                                        Initial Number of Loans Outstanding                                               1463

                                        Initial Aggregate Loan Balance                                          298,709,734.72

                                        Beginning Number of Loans Outstanding                                            1,414

                                        Beginning Aggregate Loan Balance                                        289,237,296.52

                                        Ending Number of Loans Outstanding                                               1,374

                                        Ending Aggregate Loan Balance                                           280,251,592.88

                                        Delinquent Mortgage Loans

                                                        Group Totals
                                                                                             Principal
                                                        Period           Number                Balance          Percentage
                                                       0-29 days              1,343           274,319,779.26             97.88 %
                                                       30-59 days                28             5,270,243.15              1.88 %
                                                       60-89 days                 1               385,996.37              0.14 %
                                                       90-119 days                0                     0.00              0.00 %
                                                       120+days                   0                     0.00              0.00 %
                                                        Total                 1,372           279,976,018.78             99.90 %

                                        Bankruptcies
                                                       Group Totals
                                                                             Principal
                                                        Number               Balance                Percentage
                                                                  2              275,574.10                  0.10 %

                                        Number of Bankruptcies (Current)                                             2.00
                                        Balance of Bankruptcies (Current)                                      275,574.10

                                        Number of Bankruptcies delinquent 30 to 59 days                              0.00
                                        Balance of Bankruptcies delinquent 30 to 59 days                             0.00

                                        Number of Bankruptcies delinquent 60 to 89 days                              0.00
                                        Balance of Bankruptcies delinquent 60 to 89 days                             0.00

                                        Number of Bankruptcies delinquent 90 to 119 days                             0.00
                                        Balance of Bankruptcies delinquent 90 to 119 days                            0.00

                                        Number of Bankruptcies delinquent 120+ days                                  0.00
                                        Balance of Bankruptcies delinquent 120+ days                                 0.00

                                        Foreclosures
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %

                                        Number of Foreclosures (Current)                                             0.00
                                        Balance of Foreclosures (Current)                                            0.00

                                        Number of Foreclosures 30 to 59 days                                         0.00
                                        Balance of Foreclosures 30 to 59 days                                        0.00


                                        Number of Foreclosures 60 to 89 days                                         0.00
                                        Balance of Foreclosures 60 to 89 days                                        0.00

                                        Number of Foreclosures 90 to 119 days                                        0.00
                                        Balance of Foreclosures 90 to 119 days                                       0.00

                                        Number of Foreclosures 120+ days                                             0.00
                                        Balance of Foreclosures 120+ days                                            0.00

                                        REO Properties
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %

                                        Number of REO Properties (Current)                                                0.00
                                        Balance of REO Properties (Current)                                               0.00

                                        Number of REO Properties 30 to 59 days                                            0.00
                                        Balance of REO Properties 30 to 59 days                                           0.00

                                        Number of REO Properties 60 to 89 days                                            0.00
                                        Balance of REO Properties 60 to 89 days                                           0.00

                                        Number of REO Properties 90 to 119 days                                           0.00
                                        Balance of REO Properties 90 to 119 days                                          0.00

                                        Number of REO Properties 120+ days                                                0.00
                                        Balance of REO Properties 120+ days                                               0.00

                                        Book Value of REO Properties                                                      0.00

                                        Current Realized Losses                                                           0.00
                                        Cumulative Realized Losses                                                        0.00

                                        Gross Weighted Average Coupon                                                 7.3771 %

                                        Net Weighted Average Coupon                                                   6.8571 %

                                        Weighted Average Remaining Term (Prior Month)                                        0
                                        Weighted Average Remaining Term (Current Month)                                    355

Trigger Event Occurrence                                                                                                    NO
                                        Does Rolling 3 Mo Delinq Rate equal or exceed 40.25% of Required Pct?               NO
                                        Rolling 3 Month Delinquency Rate                                              0.1402 %
                                        40.25% of Required Pct (Effective After Stepdown Date)                       18.1040 %

                                        Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?       NO
                                        Cumulative Realized Losses as % of Orig Agg Loan Balance                         0.0000 %
                                        Required Loss Percentage (Effective October 2007)                                2.7500 %

O/C Reporting                           Minimum Required Overcollateralization Amount                                1,750,102.71
                                                              Percentage of Initial Aggregate Loan Balance                 0.50 %
                                        Targeted Overcollateralization Amount                                        1,750,102.71
                                                              Percentage of Initial Aggregate Loan Balance                 0.50 %
                                        Ending Overcollateralization Amount                                          1,750,542.72
                                                              Percentage of Initial Aggregate Loan Balance                 0.50 %
                                        Ending Overcollateralization Deficiency                                              0.00
                                        Monthly Excess Interest                                                        865,933.93
                                        Net Excess Spread                                                                  3.27 %
                                        Payment to Class X                                                             981,767.08

                                        Beginning Balance Prefunding Account                                        51,310,808.00
                                        Subsequent Transfer Amount                                                           0.00
                                        Distribution Account Deposit (applied to Principal Remittance Amount)                0.00
                                        Ending Balance Prefunding Account                                           51,310,808.00

    RESTATED: REQUIRED DRAW AMOUNT FOR JUNE 2005 CHANGED TO $292,990.47 FROM $43,432.77

                                        Beginning Balance Capitalized Interest Account                                   43,432.77
                                        Required Withdrawal                                                             292,990.47
                                        Ending Balance Capitalized Interest Account                                           0.00

                                        Beginning Notional Balance Cap Contract Account                             337,989,921.00
                                        Withdrawals                                                                           0.00
                                        Ending Notional Balance Cap Contract Account                                327,987,119.00

                                        Total Current Floating Rate Certificate Carryover (Including Prior Outstanding)  1,357.42
                                        Class A-1A                                                                           0.00
                                        Class A-1B                                                                           0.00
                                        Class A-1C                                                                           0.00
                                        Class M-1                                                                            0.00
                                        Class M-2                                                                            0.00
                                        Class M-3                                                                            0.00
                                        Class M-4                                                                            0.00
                                        Class M-5                                                                            0.00
                                        Class M-6                                                                            0.00
                                        Class B-1                                                                            0.00
                                        Class B-2                                                                            0.00
                                        Class B-3                                                                            0.00
                                        Class B-4                                                                            0.00
                                        Class B-5                                                                          727.72
                                        Class B-6                                                                          629.70

                                        Non-Supported Interest Shortfalls                                                  161.21
                                        Class A-1A                                                                          80.89
                                        RESTATED
                                        Class A-1B                                                                          24.60
                                        Class A-1C                                                                          17.00
                                        Class M-1                                                                            5.90
                                        Class M-2                                                                            5.24
                                        Class M-3                                                                            3.23
                                        Class M-4                                                                            3.18
                                        Class M-5                                                                            2.76
                                        Class M-6                                                                            2.79
                                        Class B-1                                                                            2.67
                                        Class B-2                                                                            2.10
                                        Class B-3                                                                            2.11
                                        Class B-4                                                                            4.81
                                        Class B-5                                                                            2.10
                                        Class B-6                                                                            1.82

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
